SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: April 4, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2001-5)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.        Other Events.

      The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2001-5. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2001-5 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2001-5 REMIC Pass-Through Certificates.

      On April 26, 2001, CMSI is to transfer to the Trustee Mortgage Loans
(1) evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before April 1, 2001) as of April 1, 2001 of $253,545,161.61. Information below is provided with respect to all Mortgage Loans expected to be included in the Mortgage Pool.

      The total number of Mortgage Loans as of April 1, 2001 was 595. The weighted average interest rate on the Mortgage Loans (before deduction of servicing fee) (the "Note Rate of the Mortgage Loans") as of April 1, 2001 was 7.319%. The weighted average remaining term to stated maturity of the Mortgage Loans as of April 1, 2001 was 357.72 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to June 1, 1999 or after April 1, 2001. The weighted average original term to stated maturity of the Mortgage Loans as of April 1, 2001 was 359.53 months.

      None of the Mortgage Loans has a scheduled maturity later than April 1, 2031. Each Mortgage Loan had an original principal balance of not less than $75,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $7,268,794 as of April 1, 2001 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of April 1, 2001 was 69.2%. No more than $2,142,241 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 98% (2) of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("Mortgagor").


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1 Capitalized terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-72459).

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      At least 98% of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 2% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy which, among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 55% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which additional collateral was pledged, taken as a group:

      1.    the number of such loans is 4;

      2.    such loans have an aggregate Adjusted Balance of $874,601;

      3. the weighted average loan-to-value ratio of such loans, taking into account the loanable value (as defined in the Prospectus) of the additional pledged collateral, is 77.5%; and

      4. the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 96.3%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates
(NNRs) less than 6.750%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 6.750%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans and the Premium Mortgage Loans was $44,236,525 and $209,308,636, respectively. The weighted average Note Rate of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 6.788% and 7.431%, respectively. The weighted average remaining term to stated maturity of the Discount Mortgage Loans and the Premium Mortgage Loans, as of the Cut-off Date, was 358.50 months and 357.56 months, respectively.

      The following tables set forth information regarding the Mortgage Loans as of April 1, 2001.


                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

1999                                  1                             $401,908

2000                                 69                          $27,195,868

2001                                525                         $225,947,385


Total                               595                         $253,545,162
                                    ===                         ============



                  TYPES OF DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                     556                         $237,957,920

Multi-family Dwellings*               6                           $2,851,248

Townhouses                           12                           $3,782,386

Condominium Units (one to four        9                           $3,171,378
stories high)

Condominium Units (over four          5                           $2,721,948
stories high)

Cooperative Units                     7                           $3,060,282


Total                               595                         $253,545,162
                                    ===                         ============


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*   Multi-family dwellings are 2-family and 3-family.

             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            589                         $250,693,914

2-family                              5                           $2,386,395

3-family                              1                             $464,853


Total                               595                         $253,545,162
                                    ===                         ============



                             SIZE OF MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------

$149,999 and under                    2                             $206,090

$150,000 through $199,999             1                             $184,863

$200,000 through $249,999             1                             $247,819

$250,000 through $299,999            43                          $12,653,738

$300,000 through $349,999           143                          $46,726,634

$350,000 through $399,999           138                          $52,039,671

$400,000 through $449,999            89                          $38,115,052

$450,000 through $499,999            55                          $26,314,344

$500,000 through $549,999            38                          $20,063,352

$550,000 through $599,999            30                          $17,395,800

$600,000 through $649,999            22                          $13,998,923

$650,000 through $699,999            19                          $13,117,930

$700,000 through $749,999             1                             $727,388

$750,000 through $799,999             2                           $1,554,179

$800,000 through $849,999             3                           $2,501,812

$850,000 through $899,999             2                           $1,744,056

$900,000 through $949,999             0                                   $0

$950,000 and over                     6                           $5,953,511


Total                               595                         $253,545,162
                                    ===                         ============

                  DISTRIBUTION OF MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Note Rate                         Loans                    Balances Outstanding
-------------                     ---------                --------------------

6.250% - 6.500%                      13                           $5,909,456

6.501% - 7.000%                     155                          $68,272,952

7.001% - 7.500%                     275                         $116,758,646

7.501% - 8.000%                     125                          $53,200,393

8.001% - 8.500%                      26                           $8,966,459

8.501% - 8.875%                       1                             $437,255


Total                               595                         $253,545,162
                                    ===                         ============



                         DISTRIBUTION OF MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.00% and Below                    175                         $79,581,520

65.001% - 75.000%                   148                         $63,078,226

75.001% - 80.000%                   251                        $103,616,621

80.001% - 85.000%                     7                          $2,209,393

85.001% - 90.000%                    14                          $5,059,401


Total                               595                        $253,545,162
                                    ===                        ============

                           GEOGRAPHIC DISTRIBUTION OF
                          MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------



Alabama                               8                          $3,895,033
Arizona                              14                          $6,437,709
California                          212                         $94,047,107
Colorado                             26                         $10,885,297
Connecticut                          21                          $9,064,453
Delaware                              2                          $1,018,525
District of Columbia                  2                            $729,847
Florida                              12                          $4,455,392
Georgia                              21                          $8,271,701
Illinois                             14                          $6,625,863
Indiana                               1                            $649,480
Iowa                                  1                            $304,338
Kansas                                1                            $549,201
Louisiana                             1                            $539,235
Maryland                             19                          $8,068,645
Massachusetts                        34                         $13,900,497
Michigan                              5                          $1,688,181
Minnesota                             6                          $2,646,636
Missouri                              6                          $2,952,211
Nevada                                1                            $371,410
New Hampshire                         2                            $617,523
New Jersey                           25                          $9,168,200
New York                             28                         $12,426,635
North Carolina                       17                          $5,859,755
Ohio                                  4                          $1,925,031
Oregon                                9                          $3,453,231
Pennsylvania                          5                          $2,221,520
South Carolina                        4                          $1,756,051
Tennessee                             7                          $2,432,964
Texas                                33                         $13,757,916
Utah                                  4                          $1,394,939
Virginia                             31                         $14,038,202
Washington                           18                          $6,918,198
Wyoming                               1                            $474,238


Total                               595                        $253,545,162
                                    ===                        ============

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 4, 2001